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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): January 30, 2004


                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        333-31931                                         13-3961898
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(Commission File Number)                    (I.R.S. Employer Identification No.)



        257 PARK AVENUE SOUTH
         NEW YORK, NEW YORK                                10010-7304
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(Address of Principal Executive offices)                   (Zip Code)


                                 (212) 253-8185
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

           North Atlantic Trading Company, Inc. ("NATC"), announced today that it has commenced a refinancing of its existing debt and preferred stock, as well as a general corporate reorganization. The refinancing consists principally of
(1) the offering of approximately $185.0 million of senior notes by NATC, (2) the entering into of a new $50.0 million senior revolving credit facility and
(3) the concurrent offering of senior discount notes of North Atlantic Holding Company, Inc., a newly formed parent of NATC ("NAHC"). Gross proceeds from the offering of the senior discount notes are expected to be approximately $75.0 million. Both the senior notes and the senior discount notes are being offered pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended.

           The securities to be offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States, except pursuant to an applicable exemption from such registration requirements.

           North Atlantic Trading Company, Inc. is a holding company which owns National Tobacco Company, L.P., North Atlantic Operating Company, Inc. ("NAOC"), North Atlantic Cigarette Company, Inc. ("NACC"), and its recently acquired subsidiary, Stoker, Inc. ("Stoker"). National Tobacco Company is the third largest manufacturer and marketer of loose leaf chewing tobacco in the United States, selling its products under the brand names BEECH-NUT, TROPHY, HAVANA BLOSSOM and DURANGO. NAOC is the largest importer and distributor in the United States of premium cigarette papers and related products, which are sold under the ZIG-ZAG brand name pursuant to an exclusive long-term distribution agreement with Bollore, S.A. NAOC also manufactures and distributes Make-Your-Own cigarette tobaccos under the ZIG-ZAG brand name, pursuant to its trademarks. NACC is a newly formed company created to market and distribute ZIG-ZAG Premium Cigarettes. Stoker manufactures and distributes loose leaf chewing tobacco under STOKER, OUR PRIDE and other brand names and Make-Your-Own cigarette tobaccos under STOKER, OLD HILLSIDE and other brand names.

           This announcement is not an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state where such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

           The information contained herein, other than historical information, consists of forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. Although NATC believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct.

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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        NORTH ATLANTIC TRADING COMPANY, INC.


Date: January 30, 2004                  By: /s/ David I. Brunson
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                                            Name: David I. Brunson
                                            Title: President